Risk management and financial instruments	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments

The majority of our gross earnings from the Company's drilling rigs are receivable in U.S. dollars and the majority of the Company's other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. However, the Company has operations and assets in countries with currency other than U.S. dollars and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates. The Company is also exposed to changes in interest rates on floating interest rate debt. There is thus a risk that currency and interest rate fluctuations will have a negative effect on the value of the Company’s cash flows.
Interest rate risk management
The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are deposited in line with company policy, which aims to maximize returns while providing the Company with flexibility to meet all requirements for working capital and capital investments. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure.
Interest rate swap agreements not qualified as hedge accounting
At December 31, 2014, the Company had interest rate swap agreements with an outstanding principal amount of $1,300 million (December 31, 2013: $1,100 million), principal amount of $1,100 million were entered into after the Company commenced operations as a standalone entity on April 1, 2011, and principal amount of $200 million was entered into in February 2014 with forward start in March 2016. Certain of these interest rate swaps are forward starting swaps as disclosed below. The agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under “other financial items.” The total fair value of the interest rate swaps outstanding at December 31, 2014 amounted to a liability of $39.0 million and an asset of $2.7 million (December 31, 2013: liability $45.3 million and asset $5.4 million).
The Company’s interest rate swap agreements as of December 31, 2014 were as follows:

Outstanding principal	Receive rate	Pay rate	Length of contract
(In US$ millions)
400	3 month LIBOR	2.14%	May 2011 - Jan 2016
100	3 month LIBOR	2.74%	May 2012 - May 2017
200	3 month LIBOR	2.57%	June 2012 - June 2017
100	3 month LIBOR	2.56%	June 2012 - June 2017
200	3 month LIBOR	2.17%	Aug 2012 - Aug 2017
100	3 month LIBOR	1.15%	Dec 2012 - Dec 2019
200	3 month LIBOR	2.92%	Mar 2016 - Mar 2021

Interest rate hedge accounting

The Ship Finance subsidiary consolidated by the Company as a VIE (refer to "Note 26 Variable Interest Entities") has entered into interest rate swap agreements in order to mitigate its exposure to variability in cash flows for future interest payments on the loan taken out to finance the acquisition of West Linus. These interest rate swaps qualify for hedge accounting and any changes in their fair value are included in "other comprehensive income". Below is a summary of the notional amount, fixed interest rate payable and duration of the interest rate swaps.

Variable interest entity	Outstanding principal	Receive rate	Pay rate	Length of contract
	(in US$ Millions)
SFL Linus Ltd (West Linus)	216	3 month LIBOR	1.77%	Dec 2013 - Dec 2018
SFL Linus Ltd (West Linus)	4	1 month LIBOR	2.01%	Mar 2014 - Oct 2018
SFL Linus Ltd (West Linus)	4	1 month LIBOR	2.01%	Mar 2014 - Nov 2018

At year ended December 31, 2014, the above VIE Ship Finance subsidiary had zero in recorded fair value gain/loss on interest rate swaps. Gain or loss is recorded by the VIE in "other comprehensive income" but due to its ownership by Ship Finance this loss is allocated to "non-controlling interest" in our consolidated statement of changes in equity.

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIE, and therefore North Atlantic, did not recognize any gain or loss due to hedge ineffectiveness in the consolidated financial statements during year ended December 31, 2014.

Cross currency interest rate swaps not qualified for hedge accounting

At December 31, 2014 we had outstanding cross currency interest rate swaps with a principal amount of $253.5 million (December 31, 2013: $253.5 million). These agreements, entered into in October 2013, do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under " Gain/(loss) on derivative financial instruments." The total fair value of cross currency interest rate swaps outstanding at December 31, 2014 amounted to a liability of $64.4 million (December 31, 2013: liability $13.1 million). The fair value of the cross currency interest rate swaps are classified as other current liabilities in the balance sheet.

Foreign currency risk management

The Company uses foreign currency forward contracts and other derivatives to manage its exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the balance sheet under other current assets if the contracts have a net positive fair value, and under other short-term liabilities if the contracts have a net negative fair value. At December 31, 2014, the Company had forward contracts to sell $60 million between January 2015 and May 2015 at exchange rates ranging from NOK6.37 to NOK6.49 per US dollar. The total fair value of currency forward contracts at December 31, 2014 amounted to $8.4 million liability (December 31, 2013: $0.8 million asset and liability $1 million).

Credit risk
The Company has financial assets, including cash and cash equivalents, restricted cash, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Company’s policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.
Fair values
The carrying value and estimated fair value of the Company’s financial instruments at December 31, 2014 and December 31, 2013 are as follows:

	December 31, 2014		December 31, 2013
(In millions of U.S. dollars)	Fair value	Carrying value	Fair value	Carrying value
Cash and cash equivalents	116.2	116.2	84.1	84.1
Restricted cash	11.0	11.0	25.3	25.3
Current portion of long-term debt	218.1	218.1	166.7	166.7
Long-term portion of floating rate debt	1,993.2	2,203.6	1,581.2	1,581.2
Related party debt	254.3	322.7	728.4	700.0

Financial instruments that are measured at fair value on a recurring basis:

(In millions of U.S. dollars)		December 31, 2014		December 31, 2013
		Fair value	Carrying value	Fair value	Carrying value
Assets
Currency forward contracts	Level 2	—	—	0.8	0.8
Interest rate swaps	Level 2	2.7	2.7	5.4	5.4

Liabilities
Currency forward contracts	Level 2	8.4	8.4	1.0	1.0
Interest rate swaps	Level 2	39.0	39.0	47.6	47.6
Cross Currency Swap	Level 2	64.4	64.4	13.1	13.1

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).
Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.
The fair values of interest rate swaps, cross currency swaps and forward exchange contracts are calculated using the income approach, discounting of future contracted cash flows on LIBOR and NIBOR interest rates.
As of December 31, 2014 and December 31, 2013 liabilities or assets related to financial and derivative instruments are presented at gross amounts and have not been presented net because we do not have the right of offset. The amounts are included in our fair value table above.

The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The fair value of the current and long-term portion of floating rate debt is estimated to be equal to the carrying value since it bears variable interest rates, which are reset regularly and usually in the range between every one to six months. We have categorized this at level 2 on the fair value measurement hierarchy.
The fair value of the $600 million 6.25% Senior Unsecured Notes due 2019 and the NOK1,500 million Senior Unsecured Bond at December 31, 2014 is based at the price it is trading at. We have categorized this at level 1 on the fair value measurement hierarchy. This includes $197.7 million of related party debt with a fair value of $129.3 million. The remaining related party debt is categorized at level 2 in the fair value measurement hierarchy and amounts to $125 million.

Retained Risk

Physical Damage Insurance

The Parent purchases hull and machinery insurance to cover for physical damage to its drilling rigs and charges the Company for the cost related to the Company’s fleet.
The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s rig fleet. The deductible is currently a maximum of $5 million per occurrence.

Loss of Hire Insurance

The Parent purchases insurance to cover for loss of revenue in the event of extensive downtime caused by physical damage to its drilling rigs, where such damage is covered under the Parent’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 210 days. The Company retains the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under insurance policy.

Protection and Indemnity Insurance

The Parent purchases protection and indemnity insurance and excess liability for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling rigs to cover claims of up to $250 million, per event and in the aggregate.
The Company retains the risk for the deductible of up to $0.025 million per occurrence relating to protection and indemnity insurance.

Concentration of risk

The Company has financial assets, including cash and cash equivalents, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Swedbank AB, Danske Bank, ABN Amro and Nordea Bank Finland Plc. The Company considers these risks to be remote.

Revenues from the following customers accounted for more than 10% of the Company’s consolidated revenues:

Contract revenue split by client:	Year ended December 31,
	2014	2013	2012
Statoil	38%	57%	46%
Shell	12%	14%	17%
ExxonMobil	13%	12%	8%
KMNG	11%	—	—
Total	12%	13%	16%
BG Consortium	—	—	13%
Other	14%	4%	—
Total	100%	100%	100%